UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2016 (May 18, 2016)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the 2012 Performance Incentive Plan and Approval of 2009 Senior Executive Incentive Plan

Caesars Entertainment Corporation (the “Company”) held its annual meeting of stockholders on May 18, 2016 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders approved (i) an amendment to the Company’s 2012 Performance Incentive Plan (the “2012 Plan”) to increase by 7,500,000 the number of shares of the Company's common stock, par value $0.01 per share, that may be issued under the 2012 Plan and (ii) the Company’s 2009 Senior Executive Incentive Plan, as amended and restated (the “Senior Executive Incentive Plan”), for purposes of Section 162(m) of the Internal Revenue Code.

A summary of the material terms of the 2012 Plan is set forth on pages 51 through 58 of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2016 and is incorporated herein by reference. In addition, the foregoing summary is qualified in its entirety by reference to the full text of Amendment No. 3 to the 2012 Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

A summary of the material terms of the Senior Executive Incentive Plan is set forth on pages 59 through 61 of the Company's definitive proxy statement and is incorporated herein by reference. In addition, the foregoing summary is qualified in its entirety by reference to the full text of the Senior Executive Incentive Plan, which was filed as Exhibit 10.90 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 15, 2013, and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company's stockholders were requested to: (1) elect three directors to serve as Class I Directors to serve until the 2019 annual meeting of stockholders of the Company or until their successors are elected and qualified; (2) adopt of an advisory resolution to approve executive compensation; (3) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; (4) approve an amendment to the 2012 Plan to increase by 7,500,000 the number of shares of the Company’s common stock, par value $0.01 per share, that may be issued under the 2012 Plan and (5) approve the Senior Executive Incentive Plan. The voting results were as follows:

Proposal 1: Election of Directors

	Votes For	Withheld	Broker Non-Votes

Jeffrey Benjamin	119,931,452	9,392,750	9,115,057

Lynn Swann	125,963,586	3,360,616	9,115,057

Fred Kleisner	127,805,045	1,519,157	9,115,057

Proposal 2: Advisory Resolution to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
123,693,958	5,047,570	582,672	9,115,059

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
137,779,309	153,645	506,305

Proposal 4: Approval of the Amendment to the 2012 Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
114,137,180	14,703,931	483,090	9,115,058

Proposal 5: Approval of the Senior Executive Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
128,527,422	306,032	490,746	9,115,059

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description

10.1	Amendment No. 3 to the Caesars Entertainment Corporation 2012 Performance Incentive Plan.
10.2
Caesars Entertainment Corporation 2009 Senior Executive Incentive Plan, amended and restated December 7, 2012 (filed as Exhibit 10.90 to Caesars Entertainment Corporation’s Annual Report on Form 10-K/A for the year ended December 31, 2012, filed March 15, 2013 and incorporated herein by reference).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2016	CAESARS ENTERTAINMENT CORPORATION

By: /s/ Scott E. Wiegand
Scott E. Wiegand
Senior Vice President, Deputy General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to the Caesars Entertainment Corporation 2012 Performance Incentive Plan.
10.2
Caesars Entertainment Corporation 2009 Senior Executive Incentive Plan, amended and restated December 7, 2012 (filed as Exhibit 10.90 to Caesars Entertainment Corporation’s Annual Report on Form 10-K/A for the year ended December 31, 2012, filed March 15, 2013 and incorporated herein by reference)